January 31, 2005

DREYFUS US TREASURY INTERMEDIATE TERM FUND DREYFUS US TREASURY LONG TERM FUND

Supplement to Combined Prospectus dated May 1, 2004

The following information replaces the information contained in the section of the Funds’ Combined Prospectus entitled “Management” that relates to the Fund’s portfolio managers.

Chris Pellegrino is the primary portfolio manager of each Fund. He has held this position since January 28, 2005 and has been employed by The Dreyfus Corporation since October 1994. Mr. Pellegrino also is a Senior Portfolio Manager for Active Core Strategies, responsible for the management of high grade core strategy, with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Mr. Pellegrino joined Mellon Bond Associates in 1988, which merged into Standish Mellon in July 2003. In previous positions with Mellon Bond, he managed high quality intermediate and short duration portfolios.

Catherine Powers also is a portfolio manager of each Fund. She has held this position since January 28, 2005 and has been employed by Dreyfus since September 2001. Ms. Powers also is a Senior Portfolio Manager for Active Core Strategies, responsible for high grade core and core plus fixed income strategies, with Standish Mellon. Ms. Powers joined Standish Mellon in 1988. In prior positions with Standish Mellon, she was the Director of Structured Finance and Liquid Products research, coordinating strategy with respect to mortgage-related and asset-backed securities.